UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2024

Agriculture & Natural Solutions Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41861	98-1591619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue, 36th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 993-0076

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	ANSCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ANSC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ANSCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an investor presentation dated August 2024 (the “Investor Presentation”), which will be used by Agriculture & Natural Solutions Acquisition Corporation (the “Company”) in connection with the Company’s proposed business combination (the “Business Combination”) pursuant to that certain Business Combination Agreement (the “Business Combination Agreement”), dated as of August 28, 2024, by and among the Company, Agriculture & Natural Solutions Company Limited ACN 680 144 085, an Australian unlisted public company limited by shares and affiliated with Sponsor (as defined below) (“NewCo”), Merino Merger Sub 1 Inc., a Cayman Islands exempted company and wholly owned subsidiary of NewCo, Merino Merger Sub 2 Inc., a Cayman Islands exempted company and wholly owned subsidiary of NewCo, Raymond T. Dalio, in his capacity as Trustee of the Raymond T. Dalio Revocable Trust, Bell Group Holdings Pty Limited ACN 004 845 710, an Australian private company, Australian Food & Agriculture Company Limited ACN 005 858 293, an Australian unlisted public company limited by shares (“AFA”), and, solely with respect to Section 2.07 of the Business Combination Agreement, Agriculture & Natural Solutions Acquisition Sponsor LLC, a Cayman Islands limited liability company (“Sponsor”). A copy of the audio NetRoadshow transcript is included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

This Current Report on Form 8-K incorporates by reference financial forecasts with respect to AFA’s and the Company’s projected financial results, including, but not limited to, Net Revenue, Operating Profit, General & Administrative Expense, EBITDA, Free Cash Flow, and certain ratios and other metrics derived therefrom, for AFA’s fiscal year 2024. These projections have been prepared by the Company for the purposes of the Company’s evaluation of the Business Combination and include data provided by AFA, AFA’s financial results to date, market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources, information obtained from AFA management, third-party consultants, customers, distributors, suppliers, trade and business organizations and publicly available information. Although the Company, AFA and NewCo believe these third-party sources are reliable as of their respective dates, none of the Company, AFA or NewCo nor any of their respective affiliates or representatives independently verified the accuracy or completeness of this information. Some data is also based on the Company’s, AFA’s and NewCo’s good faith estimates, which are derived from their respective investment professionals’ and/or management’s knowledge and experience in the industry and AFA’s review of internal sources and the third-party sources described above, as well as the Company’s understanding and expectations of AFA’s and NewCo’s business and expectations regarding pricing, industry trends and other relevant factors, based on discussions with AFA management, the Company’s experience with other similar businesses and the agriculture industry generally. None of the Company’s, NewCo’s or AFA’s independent auditors have audited, reviewed, studied, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in the Investor Presentation and this Current Report on Form 8-K, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of the investor presentation and this Current Report on Form 8-K. Such projections are forward-looking statements and are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In the investor presentation and this Current Report on Form 8-K, certain of the abovementioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. These assumptions include but are not limited to those related to market, weather, including natural disasters, and industry conditions, the impact of increasing competition on the businesses of the Company, AFA and NewCo, that AFA continues its operations in the normal course and that the Company, AFA and NewCo are able to continue their operations as expected, estimated shareholder redemptions in connection with the Business Combination and costs related to the Business Combination. A number of factors may affect these assumptions, including weather, crop and livestock yields, crop and livestock prices, livestock valuations, water entitlements, wool yields and prices, labor, damage to infrastructure, or regulatory changes. See also “Forward-Looking Statements” below and slide 2 in the Investor Presentation. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of AFA, the Company or NewCo or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in the Investor Presentation and this Current Report on Form 8-K should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Investor Presentation (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on August 29, 2024)

99.2	Audio NetRoadshow Transcript

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Legend Information

Forward-Looking Statements

This document includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Company or AFA’s ability to effectuate the Business Combination; NewCo’s ability to become listed on a stock exchange; the benefits and financial outcome of the Business Combination and the use of proceeds therefrom; the future financial performance, strategy and plans of NewCo, including the Company’s objectives for NewCo following the Business Combination; AFA’s potential growth and branding opportunities, strategy, future operations, performance and prospects; performance of AFA’s management and staff and their continued involvement with AFA; NewCo’s management and staff and their participation in operations of NewCo; AFA’s and NewCo’s decarbonization potential and the impact of products, weather and decarbonization potential on financial performance; the availability of certain resources; expected participation from AFA’s shareholders; and the expected makeup of NewCo’s board of directors. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s, AFA’s or NewCo’s views as of any subsequent date, and none of the Company, AFA or NewCo undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. None of NewCo, the Company or AFA gives any assurance that any of NewCo, the Company or AFA will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, NewCo’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the ability of the parties to complete the Business Combination by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements relating to the Business Combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against NewCo, the Company or AFA or any investigation or inquiry following announcement of the Business

Combination, including in connection with the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain approval of the Company’s shareholders or a failure to obtain confirmation from the Treasurer of the Commonwealth of Australia that the Commonwealth Government does not object to the Business Combination; (v) AFA’s and NewCo’s success in retaining or recruiting, or changes required in, their officers, key employees or directors following the Business Combination; (vi) the ability of the parties to obtain the listing of the NewCo Ordinary Shares and NewCo Warrants on the NYSE or another national securities exchange upon the Closing; (vii) the risk that the Business Combination disrupts current plans and operations of AFA as a result of the announcement and consummation of the transactions described herein; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) unexpected costs related to the Business Combination, which may be affected by, among other things, competition and the ability of AFA to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (x) the ability of the parties to consummate one or more private placements of securities of NewCo to be consummated in connection with the Business Combination (the “Private Placements”) on the stated timeline; (xi) the use of proceeds from the Private Placements by the combined company; (xii) the risk that there will be insufficient cash raised through the Private Placements, or that the amount of redemptions by the Company’s public shareholders is greater than expected; (xiii) the management and board composition of NewCo following completion of the Business Combination; (xiv) limited liquidity and trading of NewCo’s securities; (xv) geopolitical risk and changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for AFA to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of NewCo’s securities and the attractiveness of the Business Combination to investors; (xvi) the possibility that AFA may be adversely affected by other economic, business, and/or competitive factors; (xvii) operational risks; (xviii) the possibility that a pandemic or major disease disrupts AFA’s business; (xix) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on AFA’s resources; (xx) the risks that the consummation of the Business Combination is substantially delayed or does not occur, including the risk that the transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain extensions of the business combination deadline if sought by the Company; and (xxi) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s, AFA’s and NewCo’s other filings with the Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination, the Company, NewCo and AFA intend to file a registration statement on Form F-4 relating to the Business Combination (the “Registration Statement”) with the SEC, which will include a proxy statement of the Company in connection with the Company’s extraordinary general meeting of its shareholders (the “Company Shareholders Meeting”) and certain other related matters described in the Registration Statement. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Business Combination and the other matters to be voted upon at the Company Shareholders Meeting. This communication does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company, AFA and NewCo may also file other documents with the SEC regarding the Business Combination. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN, ANY AMENDMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE, AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT NEWCO, AFA, THE COMPANY AND THE BUSINESS COMBINATION. After the Registration Statement is declared effective by the SEC, the Company will mail the definitive proxy statement/prospectus relating to the Business Combination to its shareholders as of the record date established for voting on the Business Combination.

Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Agriculture & Natural Solutions Acquisition Corporation, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

Participants in Solicitation

The Company, NewCo, AFA and their respective directors and executive officers and related persons may be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the Business Combination. The Company’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company and their direct or indirect interests therein in the Company’s Form 10-K filed with the SEC on March 28, 2024 (File No. 001-41861), including, without limitation, “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s shareholders in connection with the Business Combination and other matters to be voted upon at the Company Shareholders Meeting will be set forth in the proxy statement/prospectus for the Business Combination when available. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This document shall not constitute a “solicitation” of a proxy, consent, or authorization, as defined in Section 14 of the Exchange Act, with respect to any securities or in respect of the Business Combination. This document also does not constitute an offer, or a solicitation of an offer, to buy, sell, or exchange any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any offer, sale or exchange of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION

Date: September 18, 2024	By:	/s/ Thomas Smith
	Name:	Thomas Smith
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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